UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2021

Supernova Partners Acquisition Company II, Ltd.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40140	98-1574543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4301 50th Street NW
Suite 300, PMB 1044
Washington, D.C.	20016
(Address of principal executive offices)	(Zip Code)

(202) 918-7050

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fourth of one redeemable warrant	SNII.U	The New York Stock Exchange
Class A Ordinary Shares, par value $0.0001 per share	SNII	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	SNII WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Supernova Partners Acquisition Company II, Ltd. (“Supernova” or the “Company”), is a Cayman Islands exempted company formed for the purpose of effecting a merger, stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On October 6, 2021, Supernova entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Supernova, Supernova Merger Sub, Inc., a Delaware corporation and direct, wholly owned subsidiary of Supernova (“First Merger Sub”), Supernova Romeo Merger Sub, LLC, a Delaware limited liability company and direct, wholly owned subsidiary of Supernova (“Second Merger Sub”), and Rigetti Holdings, Inc., a Delaware corporation (“Rigetti”) (the transactions contemplated by the Merger Agreement, the “Business Combination”).

PIPE II Subscription Agreements

On October 6, 2021, concurrently with the execution of the Merger Agreement, certain investors (the “PIPE I Investors”) entered into subscription agreements (the “PIPE I Subscription Agreements”) with Supernova pursuant to which the PIPE I Investors have committed to purchase in a private placement 10,251,000 shares of Supernova common stock at a purchase price of $10.00 per share and an aggregate purchase price of approximately $102.5 million (the “PIPE I Investment”). The PIPE I Investment will be consummated substantially concurrently with the closing of the Business Combination (the “Closing”).

On December 23, 2021, Supernova entered into subscription agreements (the “PIPE II Subscription Agreements”) with two “accredited investors” (as such term is defined in Rule 501 of Regulation D) (collectively, the “PIPE II Investors”), pursuant to, and on the terms and subject to the conditions of which, the PIPE II Investors have collectively subscribed for an additional 4,390,244 shares of Supernova common stock (“PIPE II Shares”) at a purchase price of $10.25 per share and an aggregate purchase price of approximately $45.0 million (the “PIPE II Investment”), bringing the aggregate amount of PIPE commitments to approximately $147.5 million. The PIPE II Investment will be consummated substantially concurrently with the Closing.

The terms of the PIPE II Subscription Agreements for the PIPE II Investors are substantially the same as those of the PIPE I Subscription Agreements (other than price per share), including with respect to certain registration rights. In particular, Supernova is required to use commercially reasonable efforts to file a registration statement to register the resale of such shares within fifteen (15) business days after the Closing.

The closing of the sale of PIPE II Shares pursuant to the PIPE II Subscription Agreements is conditioned upon, among other things, customary closing conditions and the consummation of the Business Combination. The consummation of the Business Combination is conditioned upon, among other things, Supernova having at least $165 million cash available at Closing, including any amounts in its trust account and any other cash held by Supernova prior to the Closing of the Business Combination plus the proceeds of the PIPE I Investment, the PIPE II Investment and any other subscription agreements entered into in accordance with the Merger Agreement, minus any amounts used to satisfy redemption requests, discharge indebtedness of Supernova or pay certain transaction expenses of Supernova (the “Available Closing Cash Condition”).

First Amendment to Agreement and Plan of Merger

On December 23, 2021, Supernova, Rigetti, First Merger Sub and Second Merger Sub entered into the First Amendment to Agreement and Plan of Merger (the “First Amendment to Agreement and Plan of Merger”). Pursuant to the First Amendment to Agreement and Plan of Merger, the definitions of “Subscription Agreement,” “PIPE Investment,” “PIPE Investor” and “PIPE Investment Amount” were revised to cover the PIPE II Investment and the Merger Agreement was amended to provide for Rigetti’s consent to the PIPE II Investment. Pursuant to the First Amendment to the Agreement and Plan of Merger, the proceeds from the PIPE II Investment will be included for purposes of the Available Closing Cash Condition.

The foregoing descriptions of the PIPE II Subscription Agreements and the First Amendment to Agreement and Plan of Merger and the transactions contemplated thereunder are not complete and are qualified in their entirety by reference to the respective agreements, copies of which are respectively filed as Exhibits 2.1 and 10.1 to this Current Report on Form 8-K, and each of which is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the PIPE II Investment is incorporated by reference herein. The shares of Supernova common stock to be issued in connection with the PIPE II Investment will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and Rule 506(c) promulgated thereunder.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

2.1	First Amendment to Agreement and Plan of Merger, dated as of December 23, 2021, by and among Supernova Partners Acquisition Company II, Ltd., Supernova Merger Sub, Inc., Supernova Romeo Merger Sub, LLC and Rigetti Holdings, Inc.

10.1	Form of PIPE II Subscription Agreement.

104	Cover page Interactive data file (embedded with in the inline XBRL document)

Additional Information and Where to Find It

Supernova has filed with the SEC a registration statement on Form S-4 (as amended, the “Form S-4”), which includes a preliminary proxy statement/prospectus in connection with the proposed Business Combination and will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. Supernova’s shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with Supernova’s solicitation of proxies for its shareholders’ meeting to be held to approve the proposed Business Combination because the proxy statement/prospectus will contain important information about Supernova, Rigetti and the proposed Business Combination. The definitive proxy statement/prospectus will be mailed to shareholders of Supernova as of a record date to be established for voting on the proposed Business Combination. Shareholders are also be able to obtain copies of the Form S-4 and the proxy statement/prospectus, without charge at the SEC’s website at www.sec.gov or by directing a request to Supernova Partners Acquisition Company II, Ltd., 4301 50th Street NW, Suite 300, PMB 1044, Washington, DC 20016.

Participants in the Solicitation

Supernova, Rigetti and certain of their respective directors and officers may be deemed participants in the solicitation of proxies of Supernova’s shareholders with respect to the approval of the proposed business combination. Supernova and Rigetti urge investors, shareholders and other interested persons to read the Form S-4, including the preliminary proxy statement/prospectus and amendments thereto and the definitive proxy statement/prospectus, as well as other documents filed with the SEC in connection with the proposed business combination, as these materials contain important information about Rigetti, Supernova and the proposed business combination. Information regarding Supernova’s directors and officers and a description of their interests in Supernova is contained in Supernova’s prospectus dated March 3, 2021 relating to its initial public offering. Additional information regarding the participants in the proxy solicitation, including Rigetti’s directors and officers, and a description of their direct and indirect interests, by security holdings or otherwise, is included in the Form S-4 and the definitive proxy statement/prospectus for the Merger Agreement when available. Each of these documents is, or will be, available at the SEC’s website or by directing a request to Supernova as described above under “Additional Information and Where to Find It.”

Forward-Looking Statements

Certain statements in this report and the exhibits to this report may be considered forward-looking statements. Forward-looking statements generally relate to future events and can be identified by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Supernova and its management, and Rigetti and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the outcome of any legal proceedings that may be instituted against Supernova, Rigetti, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; the inability to complete the proposed Business Combination due to the failure to obtain approval of the shareholders of Supernova or to satisfy other conditions to Closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that the proposed Business Combination disrupts current plans and operations of Rigetti as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the Business Combination; changes in applicable laws or regulations; the possibility that Rigetti or the combined company may be adversely affected by other economic, business, or competitive factors; Rigetti’s estimates of expenses and profitability; the evolution of the markets in which Rigetti competes; the ability of Rigetti to execute on its technology roadmap; the ability of Rigetti to implement its strategic initiatives, expansion plans and continue to innovate its existing services; the impact of the COVID-19 pandemic on Rigetti’s business; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the registration on Form S-4 and proxy statement/prospectus discussed above and other documents filed with Supernova from time to time with the SEC.

Nothing in this report or the exhibits to this report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Supernova nor Rigetti undertakes any duty to update these forward-looking statements.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination and shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Supernova Partners Acquisition Company II, Ltd.

Date: December 23, 2021	By:	/s/ Michael S. Clifton
	Name:	Michael S. Clifton
	Title:	Chief Financial Officer

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